Exhibit 99.2

0

AgFeed Industries, Inc.
(NASDAQ Global Market:  FEED)

www.agfeedinc.com

May 2009

This presentation contains “forward-looking statements” within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.  Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Company Overview

LA
15%
USA
15%
ROW
41%
China
29%

80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
1,000 Tonnes
1979-1981
1989-1991
1999-2001
2003
2004
China (6.7%)
Latin America (3.8%)
USA (1.9%)

3

Production of Meat and
Share in World

Source: The Food and Agriculture Organization of the United Nations 2004 Data

World Pork Output

Source: FAOSTA

YEAR 2006

AgFeed Industries, Inc. (“AgFeed” or the “Company”) is a U.S., NASDAQ listed company (FEED) operating in China

AgFeed is focused on and has a leadership position in two business segments:

Premix animal feed

(Premix is part of the $34.6 billion animal feed industry in China)

Hog production

(600 million head slaughtered in China versus 100 million in US)

AgFeed operations are comprised of the following:

30 farms

2,000 employees

5 feed manufacturing plants

Growth profile

2005 revenue of $7.6 million

2005 net income of $.560 million

2006 revenue of $8.6 million

2006 net income of $1.2 million

2007 revenue of $36.2 million

2007 net income of $6.7 million

2008 revenue of $143.6 million

2008 net income of $16.9 million

Business Segment Overview

Premix

Founded in 1995 by senior animal nutrition experts

A balance of vitamins, amino acids and supplements mixed with protein and carbohydrates (soybean meal and corn) make up a premix which is used to satisfy the nutritional requirements of an animal in any stage of it’s life cycle

AgFeed has exclusive arrangement with approximately 1,000+ independently owned retail stores and serves over 650 commercial farms

Swine

Pork is the primary source of protein in China

AgFeed is building a commercialized high quality pork production system focused on meeting the market demands of high quality pork meat, consistent pork supply and stringent farm bio security standards

This platform will allow AgFeed to look at further pork chain integration models

US$’s in millions

Year End

2005

Year End

2006

Year End

2007

Year End

  2008

Premix Revenue

$7.6

$8.6

$36.2

$51.7

Hog Production Revenue*

$0.0

$0.0

$0.0

$91.9

Total Revenue

$7.6

$8.6

$36.2

$143.6

*  AgFeed entered into hog production business in November 2007

Premix: Position within China Market

Regional and Local Distribution

In the last year the Company has added over 500 independently-
owned distribution outlets across 5 provinces resulting in a total of over 1,000 by year end of 2008.

The Company distributes premix products to 660 large industrial farms

AgFeed has strong brand loyalty in the  farming communities it serves - namely:  the Coastal and Southern provinces of Jiangxi,
Fujian, Guangxi, Guangdong and the Shanghai area

Significant growth opportunities exist in the Northern and Western regions

AgFeed’s strategy establishes brand recognition in grass-root farming communities and provides insight into opportunities for the acquisition of additional hog farms

▪

▪

▪

▪

▪

Shandong Company
Shanghai Company
Nanchang Company
Guangxi Company
Hainan Company

8

Premix: Distribution Network

Retail distribution through more than
1,000 exclusive, independently-owned
retail stores

More than 650 wholesale channels
directly targeting commercial hog farms
and end users

AgFeed’s 5 manufacturing facilities
which are strategically located in
Nanchang, Nanning, Hainan, Shandong
and Shanghai, provide an opportunity to
penetrate the country’s main pork
producing regions

Amongst its competitors, AgFeed enjoys
the most expansive distribution footprint
in China’s premix market

Significant growth opportunities still
remain in China’s other major hog
producing areas

Hog Production: Position within China’s Market

Local Relationships

The local relationships AgFeed has developed throughout the years will benefit
AgFeed’s swine growth initiatives

Future strategies would utilize the local farmer to grow the pigs from weaned or feeder pig weights to market weight. Local farmers would either buy the weaned pig or contract with AgFeed to raise the pig to market weight

This would minimize AgFeed’s asset investment in finishing and provide the local producer with an income source if they abide with AgFeed’s bio security process, thus creating in a win-win scenario in terms of health in the local area, income opportunities for locals and waste management practices

Competitive Advantage - AgFeed’s commercial farms

Geographically situated in provinces that carry a market premium

Modern design versus typical Chinese systems

Integrated management systems (i.e. purchasing, marketing, accounting)

Broad oversight by experienced veterinarian organization

Bio security in place and being upgraded

Synergistic benefits from also owning a premix business

The ability to finance additional acquisitions

Mongolia
Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Beijing
Hebei
Shanxi
Shandong
Ningxia
Qinghai
Gansu
Henan
Tibet
Anhui
Shanghai
Hubei
Sichuan
Hunan
Guizhou
Yunnan
Taiwan
Hainan

AGFEED

10

Hog Production: Key Geographical Areas

530,000,000 people 38% of
China’s population

315,000,000 hogs 48% of
China’s hogs

AgFeed hog farm locations and production
plants. As of December 31, 2008, AgFeed
had a total of 30 hog farms and 5 feed
manufacturing sites

Market Overview

The China Effect

The Chinese Government invests heavily in trade protection policies which encourage domestic production

Due to the importance of China’s domestic pork market, the government has developed a hog futures exchange for hedging purposes

Government sponsorship of the pork industry includes subsidies, insurance, vaccines, caps on feed costs, tax abatement and land use

Pork production in China is a key political, social and security issue

Economic growth in China is driving the consolidation and
commercialization of pork production using the Western model

The China Effect

Meat demand and production strains continue to increase as China’s 250 million middle class grows due to rapid urbanization

Pork consumption accounts for 65% of the meat consumed in China consumption has tripled since 1980

75% of pork raised in China comes from local backyards (1-5 hogs)

Pork production is estimated to increase to 46 MMT for 2009.

Projected pork demand by 2015 will approach 68 million metric tons

Foreign investors such as Hormel, DSM, Tyson, Deutsche Bank, Goldman
Sachs and Smithfield Foods (COFCO investment) are coming into the
Chinese pork market at an astounding rate

This has created issues for the Chinese government yet sets the stage for international strategic partnering with companies such as AgFeed

Strategic Business Plans

2009 – 2010

Strategic Overview

Through the implementation of a western model which emphasizes consolidation and industrialized pork production, AgFeed plans to execute a five phase program that concentrates on creating a valuable enterprise. This will be achieved by:

Phase 1: Building a strong financial foundation

Phase 2: Improving existing farms through newly implemented management and process systems

Phase 3: Investing in a broad science-based genetic program

Phase 4: Increasing throughput and margins through construction of new sow farms and the utilization of the genetics programs

Phase 5: Investing in the full “branding” and marketing of AgFeed’s products

Strategic Implementation: Phase 1

Build a strong financial foundation by:

Raising a targeted $25 mm over the next 18 months ($8.75 mm of which was raised in December 2008)

Further implementing accountability and governance policies and procedures

Improving cash management and capital expenditure justification

Modernizing reporting systems and procedures

Strategic Implementation: Phase 2

Improve existing farms through newly implemented management and process systems by:

Expanding the current sow base by better utilizing current assets and expansion projects on selected sow farms

Developing a sow parity management program. i.e. manage the
replacement of older, less productive sows with younger, more productive ones

Improving productivity through re-engineered farm management practices

Completing farm reporting systems and consolidation

Implementing first phase of genetic multiplication

Investing further in our animal nutrients business

Training employees to develop further organizational accountability

Strategic Implementation: Phase 3

Invest in a broad science-based genetic programs that includes:

Continued investment in the genetic pyramid by completing the construction and stocking of a “Nucleus” farm

The acquisition or development of customized nucleus farm management programs focused on genetic technology

Investment in environmental stewardship programs by completing construction of methane digesters

Environmental upgrades and bio security measures which will continue to be introduced across the farm system

Strategic Implementation: Phase 4

After completing planned expansion projects and implementing measured parity management programs, AgFeed will begin to utilize its customized genetic program with the objective of increasing throughput and margins by:

Increasing the number of pigs marketed per sow per year

Improving feed conversion

Reducing days to market

Expanding the sow base by an additional 10,000 to 20,000 sows in a modern western style system

Strategically clustered farms in higher profit regions

Investing in large, modern farrow to wean sow farms (birth to approximately
15 to 20 lbs) designed specifically to maximize throughput

Separating sow farms from finishing system to maximize bio security and health

Strategic Implementation: Phase 4 (con.’t)

The production from the newly constructed sow farms will either be:

1.

through the sale of baby pigs

2.

through contracted finishing of pigs

Minimizes Agfeed’s investment in finishing facilities

Provides jobs for local producers who get out of the sow business and finish animals for AgFeed

Consolidation results in improved bio security for the area

Creates valuable goodwill with local government

Helps AgFeed manage effluent spreading over a larger base of land

Strategic Implementation: Phase 5

Investment in the full “branding” and marketing of AgFeed’s products by:

Developing a consumer branding / marketing strategy

Pursuing international relationships

Investing in non-traditional distribution strategies

Developing a genetic distribution strategy for excess genes created throughout AgFeed’s genetic production system

Western Style Expansion Strategy Implementation

1.

Joint venture with M2P2. M2P2 is a US swine management and
production company marketing approximately 1,200,000 pigs annually

2.

The objectives of the joint venture is to build a western styles production system for AgFeed then spin off the JV into separate company to market services to others utilizing the experienced gained with AgFeed

3.

Implementation:

a.

Train a Chinese crew to start up a large modern sow farm in the US while the sow farm is being built in China (farm 1). (One of two
5,000 head farms)

b.

Train a separate Chinese crew to manage an on-going sow farm in the US. These employees will take over the Chinese sow farm
(farm 1) and start training another crew as the start up crew starts
(farm 2) in China. This system can be replicated over and over again.

c.

Train a Chinese management team on how to manage a large wean to finish system

d.

Implement managerial accounting practices, bio security and
research programs for continuous improvement.